Exhibit 99.1

1/9/23, 9:39 PM	Item Preview | Copy Approval | Connect | Business Wire

RMG Acquisition Corp. III Announces Adjournment of Special Meeting of Shareholders Until 10:00 AM Eastern Time On January 11, 2023	Contacts Investor Contact: Philip Kassin President & COO RMG Acquisition Corp. III 50 West Street, Suite 40C New York, NY 10006 Telephone: (212) 785-2579 Email: pkassin@rmginvestments.com

January 09, 2023 9:38 PM Eastern Standard Time

NEW YORK—(BUSINESS WIRE)—RMG Acquisition Corp. III (the “Company” or “RMG III”) announced that it convened and then adjourned, without conducting any business, its special meeting of shareholders (the “Special Meeting”). The Special Meeting has been adjourned to 10:00 a.m., Eastern Time, on January 11, 2023. The Special Meeting is being held to approve the Extension Amendment, as described in RMG III’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 1, 2022.

The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Special Meeting. The record date for the Special Meeting remains November 22, 2022. RMG III shareholders who have already voted and do not wish to change their vote do not need to vote again.

ABOUT RMG ACQUISITION CORP. III

RMG Acquisition Corporation III (Nasdaq: RMGC) (“RMG III”) is a special purpose acquisition company (SPAC) affiliated with Riverside Management Group, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. RMG III’s securities are listed on NASDAQ, with $483M cash in trust raised through its IPO. For more information about RMG III, please visit www.rmgacquisition.com.

IMPORTANT INFORMATION AND WHERE TO FIND IT

RMG III has mailed to its shareholders of record as of November 22, 2022 a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of shareholders to be held on January 10, 2023 to (i) extend the date by which RMG III must consummate an initial business combination or, otherwise, cease its operations (except for the purpose of winding up) from February 9, 2023 to May 9, 2023 and (ii) allow RMG III, without another shareholder vote, to elect to further extend the date to consummate a business combination up to three times by an additional month each time after May 9, 2023 for a total of up to six months, to August 9, 2023, if RMG III has entered into a definitive business combination agreement (the “Extension Amendment Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: RMG Acquisition Corp. III, 57 Ocean, Suite 403, 5775 Collins Avenue,

https://go.businesswire.com/copyapproval/approval/4916133c/4835638	1/2

1/9/23, 9:39 PM	Item Preview | Copy Approval | Connect | Business Wire

Miami Beach, Florida 33140. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s (the “SEC”) website, www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

RMG III and its directors and executive officers may be deemed participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of RMG III is set forth in RMG III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the definitive proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

NO OFFER OR SOLICITATION

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Investor Contact:

Philip Kassin

President & COO

RMG Acquisition Corp. III

50 West Street, Suite 40C

New York, NY 10006

Telephone: (212) 785-2579

Email: pkassin@rmginvestments.com

https://go.businesswire.com/copyapproval/approval/4916133c/4835638	2/2